Seligman

Small-Cap Value Fund

Annual Report

December 31, 2002

A Value Approach to Seeking the Capital Appreciation Potential of Smaller Companies

Seligman

139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance Overview	4

Portfolio Overview	6

Portfolio of Investments	8

Statement of Assets
and Liabilities	11

Statement of
Operations	12

Statements of
Changes in Net Assets	13

Notes to Financial
Statements	14

Financial Highlights	19

Report of
Independent Auditors	24

Shareholder Meeting	25

Directors and
Officers	27

Glossary of
Financial Terms	31

To The Shareholders

For the year ended December 31, 2002, Seligman Small-Cap Value Fund posted a total return of –17.45% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Small-Cap Value Funds Average, delivered a total return of –10.19%, and the Russell 2000 Value Index returned –11.42%. The Fund’s performance was most negatively impacted by the poor performance of its insurance and biotechnology holdings.

The past year was highly challenging for equity investors as the major stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era. Investor confidence was undermined by geopolitical uncertainty, worries about the economy, accounting scandals, and corporate malfeasance.

While economic reports ultimately painted a brightening picture, a commensurate recovery in corporate profits did not occur in 2002. Once the corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries over the impact of a protracted military conflict in the Middle East.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector. Earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness. While the ultimate size of the stimulus package will be debated, the ultimate impact on the capital markets should be positive.

We are mindful that there are risks to this outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government’s emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets.

After three straight years of negative stock market performance, investors are understandably frustrated, and some may be tempted to give up on stocks. However, we believe that, instead of losing faith, now is precisely the time to maintain or increase equity investments. Historically, stocks have outpaced inflation and provided attractive returns over longer periods of time.

In November 2002, Shareholders considered and approved several proposals, including the election of Directors and amendments to the Fund’s fundamental investment restrictions. For complete results of the vote, please refer to page 25 of this report.

Thank you for your continued support of Seligman Small-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Q:	How did Seligman Small-Cap Value Fund perform during the year ended December 31, 2002?
A:	Seligman Small-Cap Value Fund delivered a total return of –17.45%, based on the net asset value of Class A shares for the year ended December 31, 2002. This return did not keep pace with that of the Russell 2000 Value Index, which returned –11.42% during the same time period, or that of the Fund’s peers, as measured by the Lipper Small-Cap Value Funds Average, which returned –10.19%. The Fund was hurt by poor performance from its insurance, biotechnology, and technology holdings.

Q:	What economic and market factors influenced the Fund’s results during 2002?
A:	2002 was a difficult year for the stock market and for the Fund. The biggest factor driving returns was the market itself. Investors punished nearly all stocks, regardless of market capitalization, of investment style, and, with few exceptions, of industry. Five of the eight all-time largest bankruptcies in US history occurred during this time, not including the Enron debacle. It is not wholly surprising, therefore, that equity investors experienced a crisis of confidence. Apart from the high-profile corporate accounting scandals and large-scale bankruptcies, investors worried about wobbly global economies, increasing unemployment, leaking earnings estimates, the rising risk of military conflict, and the perception of a continued lack of ethical corporate stewardship. Despite the difficulties, however, the US economy continued to expand, albeit unevenly. Stocks rallied in the fourth quarter of 2002, as investors began to place increasing emphasis on the strengths of the US economy.

Q:	What was the Fund’s investment strategy during this time?
A:	At the end of 2002, the Fund’s largest weightings were in chemicals, consumer staples, and financials. At the beginning of 2002, expectations were for the US economy to pull out of its economic slump. For this reason, the Fund was structured to benefit from an improving economic landscape. The Fund emphasized those industries, such as basic materials companies, that typically are among the first to benefit from an upturn. The expected recovery was delayed, however, when a recovery in corporate spending and earnings failed to materialize and GDP growth slowed. Because the Fund was positioned for a rebound, this delay negatively impacted the Fund’s returns. In retrospect, we were early in investing in chemical and paper companies, as well as value-oriented biotechnology research and technology companies. The Fund did not shift course, however, as we believe corporate spending will pick up in 2003, and if that happens, we think these companies will be rewarded.

The Fund has a sizable weighting in consumer-oriented stocks. Although many of the factors that had contributed to sustained consumer spending (including historic levels of mortgage refinancing) have been waning, on the whole, consumer spending has remained stable. This area has contributed positively to performance, as earnings estimates have remained steady.

In anticipation of increasing business investment, the Fund is seeking to increase exposure to technology stocks. Although business spending may not recover meaningfully in 2003, in a few months we believe investors should begin to anticipate better conditions in 2004. We would like to

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

add to the Fund’s portfolio companies that are taking market share and are in segments of the technology market that have reasonable longer-term prospects.
The Fund also has exposure to the health care sector. Valuations in health care are significantly below their five-year average, as are profit margins, leaving room for growth. Additionally, with the changes in Congress, the regulatory and legislative environment is currently more favorable for many health care companies, particularly pharmaceutical manufacturers and marketers. Fund holdings in this sector include both biopharma-ceutical companies and health care and medical products providers.

Q:	What is your outlook for 2003?
A:

In general, we expect 2003 to be a more favorable year than 2002, with the main risk being the situation in the Middle East. Global central banks have generally recognized the threat of deflation, and have accelerated money growth as a result. In an environment of low single-digit money market and bond returns, we believe this money is most likely to find its way into the stock market. Once military uncertainties are resolved, and assuming they are resolved in a favorable way, there will likely be a positive impact on consumer and business confidence. We think these factors will be important in accelerating economic growth, as well as reviving corporate earnings. We also believe that, in light of growing anti-American sentiment overseas, those companies less sensitive to sales away from home are likely to fare better. Traditionally, that would suggest small-cap companies. The falling dollar has created currency losses for foreigners in US stocks, beyond what they have lost in the market. As such, this is a double incentive to sell holdings in US stocks, most of which are large-cap. A weaker dollar also makes foreign goods more expensive in the US. This would, in our view, tend to help the competitiveness of small-cap companies, most of which have largely domestic operations.

We continue to believe there are compelling reasons for owning small-cap value stocks, including the fact that they are historically among the first to benefit from an economic rebound. In our view, the small-cap value investor must have a long-term time horizon, and should not be swayed by short-term stock movements. In return for increased volatility, over time small-cap investors have been rewarded by returns on investment in excess of the stocks of larger companies.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted by Kari Montanus and Elizabeth Smith (trader). The Team is responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

Performance Overview

This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 2002, to $10,000 investments made in the Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index, for the same period. The results for Seligman Small-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 1% contingent deferred sales charge (CDSC) for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C and Class I shares, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important too keep in mind that the Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index exclude the effect of taxes and sales charges and the Russell 2000 Value Index also excludes the effect of fees.

The performances of Class C and Class I shares will differ from the performances shown above, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Net Asset Value Per Share				Capital Gain (Loss) Information Per Share
				For the Periods Ended December 31, 2002

	12/31/02	6/30/02	12/31/01

Class A	$9.60	$11.50	$11.63	Realized	$0.103

Class B	9.22	11.09	11.26	Unrealized	(1.020	)‡

Class C	9.22	11.09	11.26

Class D	9.22	11.09	11.26

Class I	9.66	11.52	11.63

See Footnotes on page 5.

Performance Overview

Investment Results

Total Returns

For Periods Ended December 31, 2002

		Average Annual

				Class A, B
				and D		Class C	Class I
				Since		Since	Since
	Six			Inception		Inception	Inception
Class A**	Months*	One Year	Five Years	4/25/97		5/27/99	11/30/01

With Sales Charge	(20.46)%	(21.38)%	(1.07)%	4.61%		n/a	n/a

Without Sales Charge	(16.52)	(17.45)	(0.10)	5.52		n/a	n/a

Class B**

With CDSC†	(21.02)	(22.21)	(1.21)	4.63		n/a	n/a

Without CDSC	(16.86)	(18.12)	(0.82)	4.77		n/a	n/a

Class C**

With Sales Charge and CDSC‡	(18.50)	(19.72)	n/a	n/a		3.52%	n/a

Without Sales Charge and CDSC	(16.86)	(18.12)	n/a	n/a		3.81	n/a

Class D**

With 1% CDSC	(17.69)	(18.94)	n/a	n/a		n/a	n/a

Without CDSC	(16.86)	(18.12)	(0.82)	4.77		n/a	n/a

Class I**	(16.15)	(16.94)	n/a	n/a		n/a	(10.38)%

Lipper Small-Cap Value Funds Average***	(14.91)	(10.19)	4.07	8.55	††	6.72	(10.19)

Russell 2000 Value Index***	(17.42)	(11.42)	2.71	7.49		5.48	(5.79)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of all distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes and sales charges. The Russell 2000 Value Index also excludes the effect of fees. The Lipper Small-Cap Value Funds Average measures the performance of mutual funds which invest primarily in value stocks with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Value Index consists of small-company value stocks. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 1% for the five-year period.
††	From April 25, 1997.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

Portfolio Overview

Diversification of Net Assets

December 31, 2002

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2002	2001

Aerospace and Defense	1	$2,645,574	$5,160,400	2.7%	3.1%

Chemicals	4	21,847,344	17,428,750	9.3	8.8

Commercial Services and Supplies	3	16,917,779	11,929,831	6.3	6.0

Consumer Staples	4	13,239,764	16,941,000	9.0	5.1

Containers and Packaging	1	4,975,174	5,544,000	2.9	3.6

Energy	3	13,868,322	15,831,600	8.4	4.2

Financials	4	13,963,737	16,900,250	9.0	16.6

Health Care Equipment and Supplies	1	5,440,971	5,476,050	2.9	2.7

Health Care Providers and Services	2	6,712,247	9,489,200	5.1	8.3

Household Durables	3	9,324,216	12,292,506	6.6	4.9

Machinery	3	18,317,182	13,138,200	7.0	6.3

Media	1	5,986,394	3,926,000	2.1	—

Oil and Gas	—	—	—	—	3.3

Paper and Forest Products	1	5,538,584	4,614,500	2.5	1.9

Pharmaceuticals and Biotechnology	4	26,313,518	14,566,075	7.8	—

Real Estate	1	3,698,729	2,938,376	1.6	1.6

Retailing	4	15,291,694	15,974,450	8.5	10.6

Software and Services	—	—	—	—	1.3

Technology Hardware and Equipment	3	19,583,173	14,379,945	7.7	4.4

Transportation	1	6,006,494	2,682,500	1.4	2.9

Utilities	—	—	—	—	2.1

	44	209,670,896	189,213,633	100.8	97.7

Other Assets Less Liabilities	—	(1,550,443)	(1,550,443)	(0.8)	2.3

Net Assets	44	$208,120,453	$187,663,190	100.0%	100.0%

Largest Industries

December 31, 2002

Portfolio Overview

Largest Portfolio Changes

During Past Six Months

Largest Purchases

American Italian Pasta*

Montpelier Re Holdings*

EON Labs

Continental Airlines

Agere Systems (Class A)

Clayton Homes

Furniture Brands International

Wet Seal (The) (Class A)

Enzon

Cadmus Communications

Largest Sales

BWAY**

Omnicare**

Allmerica Financial**

Fresh Del Monte Produce

Bunge Limited

Urban Outfitters

Equitable Resources

Mueller Industries

Edwards Lifesciences

Harman International Industries

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings

December 31, 2002

Security	Value	Percent of Net Assets

Skyworks Solutions	$6,153,695	3.3%

Berkley (W.R.)	5,545,400	3.0

Smurfit-Stone Container	5,544,000	3.0

Edwards Lifesciences	5,476,050	2.9

Universal Compression Holdings	5,356,400	2.9

Harman International Industries	5,355,000	2.9

Bunge Limited	5,293,200	2.8

Equitable Resources	5,256,000	2.8

Smith International	5,219,200	2.8

Stewart & Stevenson Services	5,161,100	2.8

Portfolio of Investments

December 31, 2002

	Shares	Value
Common Stocks 100.8%

Aerospace and Defense 2.7%

Cubic	280,000	$5,160,400

Chemicals 9.3%

Crompton	450,000	2,677,500

Minerals Technologies	115,000	4,962,250

NOVA Chemicals (Canada)	280,000	5,124,000

Olin	300,000	4,665,000

		17,428,750

Commercial Services and Supplies 6.3%

Cadmus Communications	380,000	4,208,500

Korn/Ferry International	500,000	3,740,000

Pittston Brink’s Group	215,440	3,981,331

		11,929,831

Consumer Staples 9.0%

American Italian Pasta*	100,000	3,598,000

Constellation Brands (Class B)*	180,000	4,267,800

Bunge Limited	220,000	5,293,200

Fresh Del Monte Produce*	200,000	3,782,000

		16,941,000

Containers and Packaging 2.9%

Smurfit-Stone Container*	360,000	5,544,000

Energy 8.4%

Equitable Resources	150,000	5,256,000

Smith International*	160,000	5,219,200

Universal Compression Holdings*	280,000	5,356,400

		15,831,600

Financials 9.0%

Berkley (W.R.)	140,000	5,545,400

Commercial Federal	195,000	4,553,250

Montpelier Re Holdings*	111,000	3,196,800

PMI Group (The)	120,000	3,604,800

		16,900,250

Health Care Equipment and Supplies 2.9%

Edwards Lifesciences*	215,000	5,476,050

See footnotes on page 10.

Portfolio of Investments

December 31, 2002

	Shares	Value
Health Care Providers and Services 5.1%

Apria Healthcare Group*	230,000	$5,115,200

Oxford Health Plans*	120,000	4,374,000

		9,489,200

Household Durables 6.6%

Clayton Homes	236,700	2,883,006

Furniture Brands International*	170,000	4,054,500

Harman International Industries	90,000	5,355,000

		12,292,506

Machinery 7.0%

Mueller Industries*	150,000	4,087,500

Navistar International	160,000	3,889,600

Stewart & Stevenson Services	365,000	5,161,100

		13,138,200

Media 2.1%

Reader’s Digest Association	260,000	3,926,000

Paper and Forest Products 2.5%

Bowater	110,000	4,614,500

Pharmaceuticals and Biotechnology 7.8%

Enzon*	235,000	3,939,775

Eon Labs*	176,200	3,347,800

Pharmacopeia*	340,000	3,026,000

Protein Design Labs*	500,000	4,252,500

		14,566,075

Real Estate 1.6%

Innkeepers USA Trust	383,600	2,938,376

Retailing 8.5%

American Eagle Outfitters*	300,000	4,129,500

Fred’s	170,000	4,369,850

Urban Outfitters*	180,000	4,233,600

Wet Seal (The) (Class A)*	300,000	3,241,500

		15,974,450

See footnotes on page 10.

Portfolio of Investments

December 31, 2002

	Shares	Value
Technology Hardware and Equipment 7.7%

Agere Systems (Class A)*	2,700,000	$3,888,000

Skyworks Solutions	714,300	6,153,695

Trimble Navigation*	350,000	4,338,250

		14,379,945

Transportation 1.4%

Continental Airlines*	370,000	2,682,500

Total Investments (Cost $209,670,896) 100.8%		189,213,633

Other Assets Less Liabilities (0.8)%		(1,550,443)

Net Assets 100.0%		$187,663,190

* Non-income producing security. See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2002

Assets:

Investments, at value:

Common Stocks (cost $209,670,896)	$189,213,633

Receivable for Capital Stock sold	306,271

Receivable for dividends and interest	116,526

Expenses prepaid to shareholder service agent	118,885

Other	54,114

Total Assets	189,809,429

Liabilities:

Payable for Capital Stock repurchased	1,167,634

Bank overdraft	522,655

Management fee payable	165,077

Accrued expenses and other	290,873

Total Liabilities	2,146,239

Net Assets	$187,663,190

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
20,051,335 shares outstanding):

Class A	$7,093

Class B	7,088

Class C	2,204

Class D	3,292

Class I	374

Additional paid-in capital	219,449,061

Accumulated net investment loss	(3,311)

Accumulated net realized loss	(11,345,348)

Net unrealized depreciation of investments	(20,457,263)

Net Assets	$187,663,190

Net Asset Value per Share:

Class A ($68,082,134 ÷ 7,093,582)	$9.60

Class B ($65,317,063 ÷ 7,087,567)	$9.22

Class C ($20,316,006 ÷ 2,204,337)	$9.22

Class D ($30,334,654 ÷ 3,291,604)	$9.22

Class I ($3,613,333 ÷ 374,245)	$9.66

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2002

Investment Income:

Dividends (net of foreign taxes withheld of $10,496)	$1,485,068

Interest	52,071

Total Investment Income	1,537,139

Expenses:

Management fees	2,132,886

Distribution and service fees	1,535,434

Shareholder account services	948,942

Shareholder reports and communications	90,747

Shareholders’ meeting	85,959

Registration	80,410

Custody and related services	66,173

Auditing and legal fees	44,001

Directors’ fees and expenses, net	9,542

Miscellaneous	6,745

Total Expenses Before Reimbursements	5,000,839

Reimbursement of expenses	(1,071)

Total Expenses After Reimbursements	4,999,768

Net Investment Loss	(3,462,629)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	2,069,369

Net change in unrealized appreciation of investments	(46,777,492)

Net Loss on Investments	(44,708,123)

Decrease in Net Assets From Operations	$(48,170,752)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:

Net investment loss	$(3,462,629)	$(1,985,722)

Net realized gain on investments	2,069,369	10,633,211

Net change in unrealized appreciation of investments	(46,777,492)	14,583,187

Increase (Decrease) in Net Assets From Operations	(48,170,752)	23,230,676

Capital Share Transactions:

Net proceeds from sales of shares	59,323,633	39,386,222

Exchanged from associated funds	88,728,034	79,639,346

Total	148,051,667	119,025,568

Cost of shares repurchased	(46,556,739)	(27,748,751)

Exchanged into associated funds	(57,248,322)	(39,892,663)

Total	(103,805,061)	(67,641,414)

Increase in Net Assets From Capital Share Transactions	44,246,606	51,384,154

Increase (Decrease) in Net Assets	(3,924,146)	74,614,830

Net Assets:

Beginning of year	191,587,336	116,972,506

End of Year (net of accumulated net investment
loss of $3,311 and $3,313, respectively)	$187,663,190	$191,587,336

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Small-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc., offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	e.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ

Notes to Financial Statements

from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $115,213,933 and $68,513,258, respectively

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $28,055,793 and $48,513,056, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund’s average daily net assets

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $29,785 from sales of Class A shares. Commissions of $236,515 and $120,125 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $186,325, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

Notes to Financial Statements

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $761,984, $227,769, and $359,356, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $33,890.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $47,024.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $2,316 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,404, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $948,942 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2002, of $3,311 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the

Notes to Financial Statements

6.	Capital Loss Carryforward — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $11,345,348, after utilizing $2,069,369 to offset current year net capital gains, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

		Year Ended December 31,

	2002		2001

	Shares	Amount	Shares	Amount

Class A

Sales of shares	2,388,531	$26,136,164	1 ,757,705	$18,257,869

Exchanged from associated funds	4,062,891	45,721,854	4,479,954	46,309,353

Total	6,451,422	71,858,018	6,237,659	64,567,222

Shares repurchased	(1,946,559)	(20,558,509)	(1,629,029)	(16,591,249)

Exchanged into associated funds	(3,246,011)	(34,807,206)	(3,245,068)	(33,367,554)

Transfer to Class I	(202,601)	(2,281,288)	—	—

Total	(5,395,171)	(57,647,003)	(4,874,097)	(49,958,803)

Increase	1,056,251	$14,211,015	1,363,562	$14,608,419

Class B	Shares	Amount	Shares	Amount

Sales of shares	1,145,401	$12,789,861	923,173	$9,289,563

Exchanged from associated funds	2,238,038	25,121,087	1,820,927	18,581,817

Total	3,383,439	37,910,948	2,744,100	27,871,380

Shares repurchased	(1,252,448)	(12,662,640)	(606,388)	(6,121,858)

Exchanged into associated funds	(1,358,897)	(13,388,363)	(279,645)	(2,765,497)

Total	(2,611,345)	(26,051,003)	(886,033)	(8,887,355)

Increase	772,094	$11,859,945	1,858,067	$18,984,025

Class C	Shares	Amount	Shares	Amount

Sales of shares	1,111,869	$12,580,715	851,741	$8,663,481

Exchanged from associated funds	450,028	5,042,015	506,471	5,118,272

Total	1,561,897	17,622,730	1,358,212	13,781,753

Shares repurchased	(477,654)	(4,865,420)	(155,289)	(1,566,256)

Exchanged into associated funds	(401,065)	(4,015,357)	(205,849)	(1,928,668)

Total	(878,719)	(8,880,777)	(361,138)	(3,494,924)

Increase	683,178	$8,741,953	997,074	$10,286,829

Notes to Financial Statements

		Year Ended December 31,
	2002		2001

	Shares	Amount	Shares	Amount

Class D

Sales of shares	523,714	$5,627,390	304,455	$3,067,221

Exchanged from associated funds	1,145,868	12,843,078	948,482	9,629,904

Total	1,669,582	18,470,468	1,252,937	12,697,125

Shares repurchased	(803,668)	(8,090,288)	(343,929)	(3,469,388)

Exchanged into associated funds	(508,569)	(5,037,396)	(184,858)	(1,830,944)

Total	(1,312,237)	(13,127,684)	(528,787)	(5,300,332)

Increase	357,345	$5,342,784	724,150	$7,396,793

	Year Ended		November 30, 2001* to
	December 31, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Class I

Sales of shares	199,348	$2,189,503	9,453	$108,088

Transfer from Class A	202,601	2,281,288	—	—

Total	401,949	4,470,791	9,453	108,088

Shares repurchased	(37,157)	(379,882)	—	—

Increase	364,792	$4,090,909	9,453	$108,088

* Commencement of offering of shares.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

		Year Ended December 31,
Per Share Data	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	11.63	10.01	7.91	7.87	9.73

Income from Investment Operations:

Net investment loss	(0.12)	(0.10)	(0.09)	(0.07)	(0.09)

Net realized and unrealized gain (loss)
on investments	(1.91)	1.72	2.19	0.15	(1.74)

Total from Investment Operations	(2.03)	1.62	2.10	0.08	(1.83)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.04)	(0.03)

Net Asset Value, End of Year	$9.60	$11.63	$10.01	$7.91	$7.87

Total Return:	(17.45)%	16.18%	(26.55)%	1.00%	(18.81)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$68,082	$70,241	$46,807	$40,678	$60,383

Ratio of expenses to average net assets	1.88%	1.75%	1.96%	1.86%	1.69%

Ratio of net investment loss to average
net assets	(1.16)%	(0.91)%	(1.08)%	(0.92)%	(0.98)%

Portfolio turnover rate	32.45%	38.37%	40.65%	41.48%	30.06%

See footnotes on page 23.

Financial Highlights

CLASS B

		Year Ended December 31,
Per Share Data	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$11.26	$9.76	$7.76	$7.78	$9.69

Income from Investment Operations:

Net investment loss	(0.20)	(0.17)	(0.15)	(0.14)	(0.15)

Net realized and unrealized gain (loss) on investments	(1.84)	1.67	2.15	0.16	(1.73)

Total from Investment Operations	(2.04)	1.50	2.00	0.02	(1.88)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.04)	(0.03)

Net Asset Value, End of Year	$9.22	$11.26	$9.76	$7.76	$7.78

Total Return:	(18.12)%	15.37%	25.77%	0.24%	(19.41)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$65,317	$71,088	$43,486	$46,030	$71,875

Ratio of expenses to average net assets	2.63%	2.50%	2.71%	2.61%	2.44%

Ratio of net investment loss to

average net assets	(1.91)%	(1.66)%	(1.82)%	(1.67)%	(1.73)%

Portfolio turnover rate	32.45%	38.37%	40.65%	41.48%	30.06%

See footnotes on page 23.

Financial Highlights

CLASS C

	Year Ended December 31,			5/27/99* to
Per Share Data	2002	2001	2000	12/31/99

Net Asset Value, Beginning of Period	$11.26	$9.76	$7.76	$8.10

Income from Investment Operations:

Net investment loss	(0.20)	(0.17)	(0.16)	(0.07)

Net realized and unrealized gain (loss) on investments	(1.84)	1.67	2.16	(0.23)

Total from Investment Operations	(2.04)	1.50	2.00	(0.30)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.04)

Net Asset Value, End of Period	$9.22	$11.26	$9.76	$7.76

Total Return:	(18.12)%	15.37%	25.77%	(3.72)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$20,316	$17,123	$5,114	$1,254

Ratio of expenses to average net assets	2.63%	2.50%	2.71%	2.69%†

Ratio of net investment loss to average net assets	(1.91)%	(1.66)%	(1.82)%	(1.65)%†

Portfolio turnover rate	32.45%	38.37%	40.65%	41.48%††

See footnotes on page 23.

Financial Highlights

CLASS D

		Year Ended December 31,

Per Share Data	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$11.26	$9.76	$7.76	$7.78	$9.69

Income from Investment Operations:

Net investment loss	(0.20)	(0.17)	(0.15)	(0.13)	(0.15)

Net realized and unrealized gain (loss) on investments	(1.84)	1.67	2.15	0.15	(1.73)

Total from Investment Operations	(2.04)	1.50	2.00	0.02	(1.88)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.04)	(0.03)

Net Asset Value, End of Year	$9.22	$11.26	$9.76	$7.76	$7.78

Total Return:	(18.12)%	15.37%	25.77%	0.24%	(19.41)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$30,335	$33,025	$21,565	$24,936	$45,384

Ratio of expenses to average net assets	2.63%	2.50%	2.71%	2.61%	2.44%

Ratio of net investment loss to average net assets	(1.91)%	(1.66)%	(1.82)%	(1.67)%	(1.73)%

Portfolio turnover rate	32.45%	38.37%	40.65%	41.48%	30.06%

See footnotes on page 23.

Financial Highlights

CLASS I

	Year Ended December 31,	11/30/01* to
Per Share Data	2002	12/31/01

Net Asset Value, Beginning of Period	$11.63	$10.88

Income from Investment Operations:

Net investment loss	(0.06)	—

Net realized and unrealized gain (loss) on investments	(1.91)	0.75

Total from Investment Operations	(1.97)	0.75

Net Asset Value, End of Period	$9.66	$11.63

Total Return:	(16.94)%	6.89%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$3,613	$110

Ratio of expenses to average net assets	1.26%	1.22	%†

Ratio of net investment loss to average net assets	(0.54)%	(0.75	)%†

Portfolio turnover rate	32.45%	38.37	%†††

Without expense reimbursement:**

Ratio of expenses to average net assets	1.30%	1.93%

Ratio of net investment loss to average net assets	(0.58)%	(1.46)%

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
†	Annualized
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Small-Cap Value Fund of
Seligman Value Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Small-Cap Value Fund, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

Shareholder Meeting

Each of the following proposals was considered and approved at a special meeting of shareholders held at the offices of the Fund on November 1, 2002, and adjourned to November 19, 2002 with respect to certain matters. Tabulations of the votes received on each of the proposals appear below.

Proposal 1
To elect a Board of Directors (shareholders of the Fund and Seligman Large-Cap Value Fund voted together for each nominee).
		Withhold Authority
	In Favor of Election	to Vote

John R. Galvin	24,185,452	695,466

Paul C. Guidone	24,197,070	683,848

Alice S. Ilchman	24,198,624	682,294

Frank A. McPherson	24,197,650	683,268

John E. Merow	24,194,664	686,254

Betsy S. Michel	24,201,786	679,132

William C. Morris	24,207,556	673,362

Leroy C. Richie	24,202,388	678,530

James Q. Riordan	24,184,711	696,207

Robert L. Shafer	24,200,289	680,629

James N. Whitson	24,197,583	683,335

Brian T. Zino	24,204,084	676,834

Proposal 2

To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002 (shareholders of the Fund and Seligman Large-Cap Value Fund voted together).

For Ratification	Against Ratification	Abstain

23,949,815	392,506	538,597

Proposal 3(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,936,533	508,774	315,464	2,504,679

Proposal 3(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,868,304	577,415	315,052	2,504,679

Proposal 3(c)
To amend the Fund’s fundamental restriction regarding borrowing.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,849,810	586,705	324,256	2,504,679

Proposal 3(d)
To amend the Fund’s fundamental restriction regarding lending.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,937,356	503,452	319,963	2,504,679

Shareholder Meeting

Proposal 3(e)

To amend the Fund’s fundamental restriction regarding underwriting.

For Approval	Against Approval	Abstain	Broker Non-Votes

7,934,926	494,772	331,073	2,504,679

Proposal 3(f)
To amend the Fund’s fundamental restriction regarding purchases or sales of real estate.
For Approval	Against Approval	Abstain	Broker Non-Votes

8,048,446	381,160	331,165	2,504,679

Proposal 3(g)
To amend the Fund’s fundamental restriction regarding diversification.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,983,573	439,945	337,253	2,504,679

Proposal 3(h)
To amend the Fund’s fundamental restriction regarding industry concentration.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,973,082	441,992	345,697	2,504,679

Proposal 3(i)
To eliminate the Fund’s fundamental restriction regarding short sales.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,860,185	555,402	345,184	2,504,679

Proposal 3(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,889,371	515,808	355,592	2,504,679

Proposal 3(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,834,901	568,126	357,744	2,504,679

Proposal 3(l)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,939,405	494,662	326,704	2,504,679

Proposal 3(m)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges.
For Approval	Against Approval	Abstain	Broker Non-Votes

7,870,346	546,867	343,558	2,504,679

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (73)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1997 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and a Trustee of the Institute for Defense Analysis. From June 1987 to
June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and
the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4]	President Emeritus, Sarah Lawrence College; Director or Trustee of each
• Director: 1997 to Date	of the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowships (summer internships for col-
in Fund Complex	lege students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a
Governor of the Court of Governors, London School of Economics; and
Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
Rockefeller Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson (69)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1997 to Date	Corporation (diversified energy company); Director or Trustee of each of the
• Oversees 61 Portfolios	investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	ConocoPhillips (oil and gas exploration and production); Integris Health
(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm);
• Director: 1997 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Commonwealth Industries, Inc. (manufactur-
in Fund Complex	ers of aluminum sheet products); Director and Treasurer, the Foreign
Policy Association; Director Emeritus, Municipal Art Society of New York;
Trustee and Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
Trustee, New York-Presbyterian Hospital; and Member of the American
Law Institute and Council on Foreign Relations.

See footnotes on page 30.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (60)[2,4]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1997 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation) and World Learning, Inc. (charitable foundation).
in Fund Complex	Formerly, Chairman of the Board of Trustees of St. George’s School
(Newport, RI).

Leroy C. Richie (61)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds (except Seligman Cash
in Fund Complex	Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
and Chairman and Chief Executive Officer, Capital Coating Technologies,
Inc. (applied coating technologies); and Vice President and General
Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4]	Director or Trustee of each of the investment companies of the Seligman
• Director: 1997 to Date	Group of Funds†; Director or Trustee, The Houston Exploration Company
• Oversees 61 Portfolios	(oil exploration) and the Committee for Economic Development. Formerly,
in Fund Complex	Vice Chairman of Mobil Corporation (petroleum and petrochemicals com-
pany); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan
Corporation (diversified energy and electric company); Tesoro Petroleum
Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1997 to Date	of each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios	Formerly, Director, USLIFE Corporation (life insurance).
in Fund Complex

James N. Whitson (67)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1997 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director
in Fund Complex	and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable televi-
sion network) and CommScope, Inc. (manufacturer of coaxial cable).

See footnotes on page 30.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (64)*[1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1997 to Date	Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and
• Oversees 61 Portfolios	gas industry); and Director, Seligman Data Corp. and Kerr-McGee
in Fund Complex	Corporation (diversified energy company). Formerly, Chief Executive
Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*[1]	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director and President:	Executive Officer, President and Director or Trustee of each of the invest-
1997 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
Nov. 2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios	Institute; and Vice Chairman, ICI Mutual Insurance Company.
in Fund Complex

Paul C. Guidone (45)*[1]	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Director:	Incorporated; Director or Trustee of each of the investment companies of
May 2002 to Date	the Seligman Group of Funds (except Seligman Cash Management Fund,
• Oversees 60 Portfolios	Inc.)†; Member of the Association of Investment Management and
in Fund Complex	Research, the New York Society of Security Analysts and the London Society
of Investment Professionals. Formerly, Deputy Chairman and Group Chief
Executive Officer, HSBC Asset Management; and Managing Director and
Chief Investment Officer, Prudential Diversified Investments.

Neil T. Eigen (59)	Managing Director, J. & W. Seligman & Co. Incorporated. Vice President
• Vice President and	and Portfolio Manager of Seligman Large-Cap Value Fund; Vice President
Portfolio Manager:	of Seligman Portfolios, Inc. and Portfolio Manager of its Large-Cap Value
1997 to Date	Portfolio and Small-Cap Value Portfolio. Formerly, Senior Managing
Director, Chief Investment Officer and Director of Equity Investing, Bear
Stearns Asset Management.

Thomas G. Rose (45)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President:	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
2000 to Date	of the investment companies of the Seligman Group of Funds†,
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of each of the investment companies of the Seligman Group of
Funds and Seligman Data Corp.

See footnotes on page 30.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (46)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1997 to Date	investment companies of the Seligman Group of Funds†; Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance,
2000 to Date	J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice
President and Treasurer, Seligman International, Inc. and Treasurer,
Seligman Henderson Co.

Frank J. Nasta (38)	Managing Director, General Counsel, and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment
1997 to Date	companies of the Seligman Group of Funds†, Seligman Advisors, Inc.,
Seligman Services, Inc., Seligman International, Inc. and Seligman Data
Corp. Formerly, Senior Vice President, Law and Regulation, J. & W.
Seligman & Co. Incorporated, and Corporate Secretary, Seligman
Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company
Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semian-nual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of sharehold- ers or those who have received the offering prospectus cover- ing shares of Capital Stock of Seligman Small-Cap Value Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

Seligman Small Cap Value Fund

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